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Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 20, 1998, on our audits of the consolidated financial statements of Neoprobe Corporation and Subsidiaries.


                                   PricewaterhouseCoopers LLP

Columbus, Ohio
April 9, 1999

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